UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Amendment No. 1)

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Welsbach Technology Metals Acquisitions Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Welsbach Technology Metals Acquisitions Corp.
160 S Craig Place
Lombard, Illinois 60148

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 28, 2023

To the Stockholders of Welsbach Technology Metals Acquisitions Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Welsbach Technology Metals Acquisitions Corp. (“Welsbach Technology Metals,” “WTMA,” the “Company,” “we,” “us” or “our”) to be held on September 28, 2023 at 10:00 a.m., Eastern time, a via live webcast at https://www.cstproxy.com/wtmau/2023, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) Welsbach Technology Metals’ amended and restated certificate of incorporation (the “Charter”) to allow us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for up to an additional nine months, from September 30, 2023 (the date which is 21 months from the closing date of our initial public offering of our units (the “IPO”)) to up to June 30, 2024 for no contribution to the trust account (the “trust account”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated December 27, 2021, by and between Continental Stock Transfer & Trust Company and Welsbach Technology Metals (the “Trust Agreement”), allowing us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up to June 30, 2024 (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”);

•        Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. Each of the proposals is more fully described in the accompanying proxy statement.

Our current Charter provide that we have until September 30, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Pursuant to the provisions of our Charter and the Trust Agreement, we have previously extended our Combination Period by one year, from September 30, 2022 to the current September 30, 2023. If the Charter Amendment Proposal and Trust Amendment Proposal are approved, we will have the right to extend the Combination Period for up to an additional nine months, from September 30, 2023 to June 30, 2024.

While we are using our best efforts to complete a Business Combination as soon as practicable, the board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before September 30, 2023, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in the Charter. The purpose of the Extension is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

Holders (“public stockholders” or “Public Stockholders”) of shares of our common stock sold in our IPO (“public shares” or “Public Shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our Charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[        ] at the time of the special meeting. The closing price of our common stock on [        ], 2023, was $[        ]. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

We may be subject to an Excise Tax on redemptions or stock buybacks by the Company imposed by the Inflation Reduction Act of 2022 (the “IR Act”), see “Certain U.S. Federal Income Tax Considerations — Excise Tax Upon Redemption”. To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, Welsbach Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”) intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. The Sponsor agrees not to seek recourse for such expenses from the trust account. For the avoidance of doubt, the proceeds deposited in the trust account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event (including the Extension).

The Adjournment Proposal, if adopted, will allow the Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Extension is not approved by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay the Company’s franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding shares of the Company’s common stock entitled to vote and who, being present in person or represented by proxy at the special meeting or any adjournment thereof, vote on such matter.

The Board has fixed the close of business on August 11, 2023 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of the Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: August [        ], 2023

By Order of the Board of Directors,
/s/ Daniel Mamadou
Chief Executive Officer and Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 28, 2023: This notice of meeting and accompanying proxy statement are available at https://www.cstproxy.com/wtmau/2023.

WELSBACH TECHNOLOGY METALS ACQUISITIONS CORP.
160 S Craig Place
Lombard, Illinois, 60148

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 28, 2023

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of Welsbach Technology Metals Acquisitions Corp. (“Welsbach Technology Metals,” “WTMA,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on September 28, 2023 at 10:00 a.m., Eastern time, a via live webcast at https://www.cstproxy.com/wtmau/2023, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) Welsbach Technology Metals’ amended and restated certificate of incorporation (the “Charter”) to allow us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for up to an additional nine months, from September 30, 2023 (the date which is 21 months from the closing date of our initial public offering of our units (the “IPO”)) to up to June 30, 2024 for no contribution to the trust account (the “trust account”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated December 27, 2021, by and between Continental Stock Transfer & Trust Company and Welsbach Technology Metals (the “Trust Agreement”), allowing us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up to June 30, 2024 (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”);

•        Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

Our Charter provides that we have until September 30, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Pursuant to the provisions of our Charter and the Trust Agreement, we have previously extended our Combination Period by one year, from September 30, 2022 to the current September 30, 2023. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will have the right to extend the Combination Period for up to an additional nine months, from September 30, 2023 to June 30, 2024.

While we are using our best efforts to complete a Business Combination as soon as practicable, the board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before September 30, 2023, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its Charter. The purpose of the Extension is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

Holders (“public stockholders”) of shares of our common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our Charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment Proposal at any time without any further action by our stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding shares of the Company’s common stock entitled to vote and who, being present in person or represented by proxy at the special meeting or any adjournment thereof, vote on such matter.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[        ] held in the trust account as of [        ], 2023 (less funds that may be withdrawn to pay taxes). In such event, we may need to obtain additional funds to complete a Business Combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We may be subject to an Excise Tax on redemptions or stock buybacks by the Company imposed by the Inflation Reduction Act of 2022 (the “IR Act”), see “Certain U.S. Federal Income Tax Considerations — Excise Tax Upon Redemption”. To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, Welsbach Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”) intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. The Sponsor agrees not to seek recourse for such expenses from the trust account. For the avoidance of doubt, the proceeds deposited in the trust account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event (including the Extension).

If the Extension is not approved by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the IPO, we issued and sold to the public, units consisting of shares of common stock and rights. We also issued identical units in a private placement to Welsbach Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”).

Prior to the IPO, the Sponsor, officers, and directors waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company and rights issued to the Sponsor. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event the Company winds up.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (a) $10.00 per our common stock (or such higher amount then held in trust) or (b) such lesser amount per our common stock held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $[        ] (based on the amount in trust at [        ], 2023). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $[        ], due to unforeseen claims of potential creditors.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you it will be able to return to our stockholders at least $10.00 per public stock (or such higher amount then held in trust).

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Extension will constitute consent for Welsbach Technology Metals to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before up to June 30, 2024. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through up to June 30, 2024 if the Extension is approved.

The record date for the special meeting is August 11, 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,913,698 outstanding shares of common stock. Our rights do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy is first being mailed to stockholders on or about August [        ], 2023.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on September 28, 2023 at 10:00 a.m., Eastern time, a via live webcast at https://www.cstproxy.com/wtmau/2023, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Welsbach Technology Metals is a blank check company incorporated in Delaware whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2021, we consummated our IPO from which we derived net proceeds of $77,276,860. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date.

In our case, such certain date is September 30, 2023. Pursuant to the provisions of our Charter and the Trust Agreement, we have previously extended our Combination Period by one year, from September 30, 2022 to the current September 30, 2023. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until up to June 30, 2024 in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by September 30, 2023 and the Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its Charter. Therefore, the Board is submitting proposal 1 described in this proxy statement for the stockholders to vote upon.

Q. What is being voted on?	A. You are being asked to vote on:

•   a proposal to amend our Charter to allow us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up June 30, 2024;

•   a proposal to amend the Trust Agreement, allowing us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up June 30, 2024; and

•   a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. What is the purpose of the Extensions?

A. The purpose of the Extension is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. We intend to hold another stockholders meeting prior to up to June 30, 2024 in order to seek stockholder approval of a Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extension is implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a Business Combination up to June 30, 2024.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension is approved and the amount remaining in the trust account may be only a fraction of the approximately $[        ] (including interest but less the funds used to pay taxes) that was in the trust account as of [        ], 2023, which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by September 30, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company (but not including shares acquired in the open market) (the “private shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event the Company winds up.

Q. Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A. Our Charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before September 30, 2023. While we are using our best efforts to complete a Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before September 30, 2023 to complete a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its Charter. The Company needs additional time to complete a Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders as we require additional time to prepare, file with the SEC, and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by up to June 30, 2024.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extensions. If the Adjournment Proposal is not approved, our Board may not be able to adjourn the special meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A. Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up to June 30, 2024. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before September 30, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter. Our Board also believes, however, that is in the best interests of our stockholders to provide the Company with additional time to complete a Business Combination.

Q. Why should I vote “FOR” the Adjournment Proposal?

A. If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. How do the Welsbach Technology Metals insiders intend to vote their shares?

A. All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Our directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our Sponsor, directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,234,712 founder shares, representing approximately 37.8% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

None of the Sponsor, directors, executive officers and their affiliates currently have an intention to purchase public shares or public rights prior to the special meeting. However, subject to Rule 14e-5, at any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding us or our securities, the Sponsor, directors, executive officers and their affiliates may purchase public shares or public rights prior to the special meeting. The purpose of such transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination, where it appears that such requirements may not otherwise be met. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. If such purchases occur, our public “float” may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on Nasdaq or another national securities exchange. Any public shares held by affiliates of Welsbach Technology Metals may be voted in favor of the proposals.

In the event that the Sponsor, directors, executive officers and their affiliates purchase public shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their public shares. To the extent the transaction occurs following the date of this proxy statement, the purchase price of any public shares to be acquired by the Sponsor, directors, executive officers and their affiliates, will be at a price no higher than the redemption price offered to public shareholders. In addition, WTMA will file a Current Report on Form 8-K and will file a proxy supplement, to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote. Any such disclosures will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons, and will describe the material costs of such arrangements to the purchaser, as well as their potential impact to the Business Combination.

Q. What vote is required to approve each of the proposals?

A. Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the special meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote and who, being present in person or represented by proxy.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?

A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?

A. Other than the extension until up to June 30, 2024 as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extension, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for September 28, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by up to June 30, 2024, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment is not approved?

A. If the Charter Amendment is not approved and we have not consummated a business combination by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our rights, which will expire worthless if the Company winds up.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A. If the Charter Amendment Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until up to June 30, 2024. If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, common stock, and public rights will remain publicly traded. We will then continue to work to consummate a Business Combination by up to June 30, 2024.

If the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Extension is implemented, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of [___], 2023. However, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. Would I still be able to exercise my redemption rights if I vote against a proposed business combination?

A. Unless you elect to redeem all of your shares, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the Charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: the Company at, 160 S Craig Place, Lombard, Illinois 60148.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the special meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of Nasdaq applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on August 11, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 5,913,698 shares of common stock, including 3,629,722 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A. Welsbach Technology Metals’ directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and rights that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Welsbach Technology Metals’ Directors and Officers.”

Q. What if I object to the Charter Amendment and the Trust amendment Proposal? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment or the Trust Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by up to June 30, 2024. Our stockholders do not have appraisal rights in connection with the Charter Amendment and the Trust Amendment under the DGCL.

Q. What happens to the Welsbach Technology Metals rights if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

Q. What happens to the Welsbach Technology Metals rights if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a Business Combination until up to June 30, 2024, and will retain the blank check company restrictions previously applicable to us. The rights will remain outstanding in accordance with their terms.

Q. What do I need to do now?

A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Welsbach Technology Metals common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by up to June 30, 2024.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: spacredemptions@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A. We will pay for the entire cost of soliciting proxies. Our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?

A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?	A. If you have questions, you may write or email the Company:
Welsbach Technology Metals Acquisition Corp.160 S Craig Place
Lombard, Illinois 60148 Tel: (217) 615-1216 Email: chris@welsbach.sg
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Forward looking statements

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Charter Amendment or the Trust Amendment or consummate a Business Combination;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account; or

•        the ability of the Company to finance and consummate a Business Combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated December 27, 2021 (Registration No. 333-261467), our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

The Company

We are a blank check company incorporated as a Delaware corporation on May 27, 2021, whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On December 30, 2021, we consummated our initial public offering of 7,500,000 units. Each unit consists of one share of common stock, and one right, with each right entitling the holder thereof to receive one-tenth of one share of common stock. The units were sold at a price of $10.00 per unit, generating gross proceeds of $75,000,000.

Simultaneously with the closing of the initial public offering, we completed the private sale of an aggregate of 347,500 units to our sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $3,475,000.

On January 14, 2022, our IPO underwriter exercised the option to purchase up to 1,125,000 additional units to cover over-allotments (the “over-allotment units”) in part and purchased 227,686 over-allotment units, which were sold at an offering price of $10.00 per over-allotment unit, generating gross proceeds of $2,276,860. Simultaneously with the sale of the over-allotment units, we consummated a private sale of an additional 4,554 private placement units to the sponsor, generating gross proceeds of $45,540.

A total of $77,276,860, comprised of proceeds from the initial public offering (including the over-allotment) and proceeds of the sale of the private placement units was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On March 24, 2023, in connection with the votes to approve the prior extensions, the holders of 4,097,964 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.38 per share, for an aggregate redemption amount of approximately $42.6 million, leaving approximately $37.8 million in the trust account, based on the approximately $80.2 million held in the trust account, as of March 22, 2023.

The units, common stock and rights are currently listed on NASDAQ under the symbols “WTMAU,” “WTMA” and “WTMAR”, respectively. Our units commenced public trading on December 28, 2021, and our common stock and rights commenced separate public trading on January 20, 2022.

On June 25, 2021, Welsbach Acquisition Holdings LLC (the “Sponsor”) purchased 1,437,500 shares (the “Founder Shares”) of our Class B common stock, par value $0.0001 for an aggregate price of $25,000. On October 13, 2021, we effected an exchange of each such Class B shares for 1.5 of our common stock, resulting in the Sponsor holding an aggregate of 2,156,250 Founder Shares. We no longer have Class B stock. Our founder holders forfeited 224,328 Founder Shares as the over-allotment option was not exercised in full by the underwriters.

As of [            ], 2023, we had approximately $[            ] (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 160 S Craig Place, Lombard, Illinois, 60148, and our telephone number is (217) 615-1216.

The Special Meeting

Date, Time and Place.    The special meeting of stockholders will be held on September 28, 2023 at 10:00 a.m., Eastern time, via live webcast at https://www.cstproxy.com/wtmau/2023, or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on August 11, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our rights do not carry voting rights.

Votes Required.    Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy. With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

At the close of business on the record date, there were 5,913,698 outstanding shares of common stock, including 3,629,722 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for September 28, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal or abstain.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

Risks Related to Potential Review by the Committee on Foreign Investment in the United States

The Business Combination may be subject to U.S. foreign investment regulations that may impose conditions on or limit certain investors’ ability to purchase Welsbach Technology Metals’ stock or otherwise participate in the Business Combination, potentially making the stock less attractive to investors. Welsbach Technology Metals’ future investments in or acquisitions of U.S. companies may also be subject to U.S. foreign investment regulations.

Certain transactions that involve the acquisition of, or investment in, a “U.S. business” by a non-U.S. individual or entity (a “foreign person”) may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on the nationality of the buyer or investor, whether the target of the investment or acquisition is engaged in interstate commerce in the United States, and nature of the rights afforded to the buyer or investor in the target entity. For example, transactions that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. (Under the CFIUS regulations, the term “control” is defined as the power to “determine, direct, or decide important matters” affecting an entity.) CFIUS also has jurisdiction to review non-control transactions that afford a foreign person certain information and/or governance rights in a U.S. business that has a qualifying nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data,” as those terms are defined in the CFIUS regulations. Foreign investments in U.S. businesses that deal in “critical technology” may be subject to mandatory pre-closing CFIUS filing requirements. Failure to make a CFIUS filing where one is required may subject the transacting parties to potentially significant civil fines.

Mr. Mamadou, one of the managers of the Sponsor, is a “foreign person” for CFIUS purposes. Because CFIUS would likely regard Mr. Mamadou as having the power to determine, direct or decide important matters concerning the Sponsor, CFIUS will likely view the Sponsor as a “foreign person” as well. If the business with which Welsbach Technology Metals’ ultimately decides to consummate a Business Combination is engaged in interstate commerce in the United States, CFIUS will regard such business to be a “U.S. business.” Accordingly, to the extent CFIUS would regard the Sponsor to “control” such business, CFIUS would have jurisdiction to review the Business Combination. However, Welsbach Technology Metals does not currently expect such business to have a qualifying nexus to “critical technologies,” so, as a result, the Sponsor’s involvement in the Business Combination is not expected to trigger a mandatory CFIUS filing requirement.

Any informal inquiry or formal review or investigation of a transaction by CFIUS may have significant impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and practices are evolving, and in the event of a CFIUS review of a foreign acquisition or investment transaction, there can be no assurances that the foreign buyer or investor will be able to maintain or proceed with such investments on terms acceptable to such investors. For example, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments or acquisitions by foreign persons (including, but not limited to, limits on purchasing stock, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things).

Moreover, the process of a government review of a transaction, whether by CFIUS or other government body, could be lengthy and provide Welsbach Technology Metals with insufficient time to complete the Business Combination. If the Business Combination is not consummated by September 30, 2023 or such later date as may be further extended pursuant to our Charter and bylaws because of delays associated with CFIUS or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, Welsbach Technology Metals would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay Welsbach Technology Metals’ franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Welsbach Technology Metals’ remaining stockholders and the Board dissolve and liquidate, subject in each case to Welsbach Technology Metals’ obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event Welsbach Technology Metals winds up.

Risks Related to Special Purpose Acquisition Companies

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Final rules related to the above are expected to be issued by the SEC no later than the spring of 2024. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.

Risks Related to the Investment Company Act

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. As indicated above, we completed our IPO in December 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 21 months after the effective date of our IPO, as of the date of this proxy statement). If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company. Accordingly, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may at any time in our own discretion instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts could yield less interest than investments in such U.S. government treasury obligations or money market funds, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment

We are proposing to amend our Charter to allow us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up to June 30, 2024 for no contribution to the trust account. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the Charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Charter Amendment

The current Charter provides that we have until September 30, 2023 (the date which was 21 months after the consummation of the IPO) to complete a Business Combination. Pursuant to the provisions of our Charter and the Trust Agreement, we have previously extended our Combination Period by one year, from September 30, 2022 to the current September 30, 2023. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will have the right to extend the Combination Period for up to an additional nine months, from September 30, 2023 to June 30, 2024.

While we are using our best efforts to complete a Business Combination as soon as practicable, our Board believes that there will not be sufficient time before September 30, 2023 to allow us to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its Charter. Accordingly, we have determined to seek stockholder approval to extend the time for closing a Business Combination beyond September 30, 2023 to up to June 30, 2024. The Company and our officers and directors agreed that we would not seek to amend our Charter to allow for a longer period of time to complete a business combination unless we provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Charter Amendment is Not Approved

If the Charter Amendment and the Trust Amendment Proposal are not approved by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our rights, which will expire worthless if the Company winds up.

If the Charter Amendment is not approved and no Business Combination has closed, the trust account will be liquidated on September 30, 2023 as described above.

If the Charter Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until up to June 30, 2024. We will remain a reporting company under the Exchange Act, and our units, common stock, and public rights will remain publicly traded. We will then continue to work to consummate a Business Combination by up to June 30, 2024.

You are not being asked to vote on any Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by up to June 30, 2024.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of [            ], 2023. However, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by up to June 30, 2024.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON MARCH 22, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of [            ], 2023, this would amount to approximately $[            ] per share. The closing price of the common stock on [            ], 2023, the most recent closing price, was $[            ].

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, spacredemptions@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (a) $10.00 per our common stock (or such higher amount then held in trust) or (b) such lesser amount per our common stock held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares was approximately $[            ] at [            ], 2023. Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $[            ], due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $[            ] per share.

We may be subject to an Excise Tax on redemptions or stock buybacks by the Company imposed by the Inflation Reduction Act of 2022 (the “IR Act”), see “Certain U.S. Federal Income Tax Considerations — Excise Tax Upon Redemption”. To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, Welsbach Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”) intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. The Sponsor agrees not to seek recourse for such expenses from the trust account. For the avoidance of doubt, the proceeds deposited in the trust account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event (including the Extension).

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal.

None of the Sponsor , directors, executive officers and their affiliates currently have an intention to purchase public shares or public rights prior to the special meeting. However, subject to Rule 14e-5, at any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding us or ours securities, the Sponsor, directors, executive officers and their affiliates may purchase public shares or public rights prior to the special meeting. The purpose of such transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination, where it appears that such requirements may not otherwise be met. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. If such purchases occur, our public “float” may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on Nasdaq or another national securities exchange. Any public shares held by affiliates of Welsbach Technology Metals may be voted in favor of the proposals.

In the event that the Sponsor, directors, executive officers and their affiliates purchase public shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their public shares. To the extent the transaction occurs following the date of this proxy statement, the purchase price of any public shares to be acquired by the Sponsor, directors, executive officers and their affiliates, will be at a price no higher than the redemption price offered to public shareholders. In addition, WTMA will file a Current Report on Form 8-K and will file a proxy supplement, to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote. Any such disclosures will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons, and will describe the material costs of such arrangements to the purchaser, as well as their potential impact to the Business Combination.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        The fact that our Sponsor, officers and directors will lose their entire investment in us if our Business Combination is not completed; as such our Sponsor, officers and directors will benefit from the completion of the Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•        If the Charter Amendment Proposal is not approved by September 30, 2023, in accordance with our Charter, the private shares and the private rights, which were acquired directly from us, will be worthless. In addition, the existing extension notes, which were funded by our Sponsor are likely to expire worthless;

•        In connection with the IPO, our Sponsor agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•        All rights specified in our Charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•        Our executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, we fail to obtain the Extension, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed; and

•        We have entered into an Administrative Services Agreement with the Sponsor, pursuant to which we pay $10,000 per month for general and administrative services, including office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, Gardiner Sponsor may receive payments in excess of the payments originally contemplated, if the Charter Amendment Proposal is approved.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and or stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of the material U.S. federal income tax consequences for holders of our common stock (“WTMA Common Stock”) that exercise their Redemption Rights described above. This discussion applies only to shares of WTMA Common Stock held as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).

This discussion does not address all U.S. federal income tax consequences that may be relevant to your particular circumstances, including the impact of the Medicare contribution tax on net investment income, the alternative minimum tax or the special accounting rules in Section 451(b) of the Code. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        persons holding WTMA Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated transaction;

•        banks, insurance companies, underwriters and other financial institutions;

•        brokers, dealers or traders in securities;

•        “controlled foreign corporations,” “passive foreign investment companies,” “specified foreign corporations” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•        subchapter S corporations and investors in such entities;

•        persons that directly, indirectly, or constructively own 5 percent or more (by vote or value) of the outstanding shares of WTMA Common Stock;

•        tax-exempt organizations or governmental organizations;

•        persons subject to special tax accounting rules as a result of any item of gross income with respect to WTMA Common Stock being taken into account in an applicable financial statement;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        regulated investment companies or real estate investment trusts;

•        tax-qualified retirement plans, individual retirement accounts or other tax-deferred accounts, or pension plans;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds; and

•        the Sponsor and other holders of Founder Shares.

If you are a partnership (or other pass-through entity) for U.S. federal income tax purposes, the tax treatment of your partners (or other owners) will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of WTMA Common Stock who or that, for U.S. federal income tax purposes, is or is treated as:

•        an individual who is a citizen or resident of the United States,

•        a corporation organized in or under the laws of the United States, any state thereof or the District of Columbia,

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source, or

•        a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) was in existence on August 20, 1996 and has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Also, for purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of WTMA Common Stock who or that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

The following does not purport to be a complete analysis of all potential tax effects associated with redemptions of WTMA Common Stock in advance of the Business Combination. The effects of other U.S. federal tax laws, such as estate and gift tax laws, excise taxes, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. WTMA has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding tax consequences discussed below.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

Redemption of WTMA Common Stock.    In the event that a U.S. holder elects to redeem its WTMA Common Stock pursuant to the redemption provisions described in the section entitled “Special Meeting of WTMA — Redemption Rights,” the redemption will generally be a taxable transaction for U.S. federal income tax purposes. The treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of WTMA Common Stock under Section 302 of the Code. If the redemption qualifies as a sale or exchange of WTMA Common Stock, the U.S. holder will be treated as described under “U.S. Holders — Gain or Loss on Redemption Treated as a Sale or Exchange of WTMA Common Stock” below. If the redemption does not qualify as a sale or exchange of WTMA Common Stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of WTMA’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning options or similar rights (including the rights to acquire one-tenth of one share of WTMA Common Stock (“WTMA Rights”) or by attribution from certain related individuals and entities), and if so, the total number of shares of WTMA’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning options or similar rights (including the WTMA Rights) or by attribution from certain related individuals and entities) relative to all of WTMA’s shares outstanding both before and after the redemption. The redemption of WTMA Common Stock generally will be treated as a sale of WTMA Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option or similar rights, which would generally include WTMA Common Stock that could be acquired pursuant to the WTMA Rights. Moreover, any WTMA stock that a U.S. holder directly or constructively acquires pursuant to the Business Combination generally should be included in determining the U.S. federal income tax treatment of the redemption.

In order to meet the substantially disproportionate test, the percentage of WTMA’s outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of WTMA Common Stock must, among other requirements, be less than 80% of the percentage of WTMA’s outstanding voting stock actually and constructively owned by such U.S. holder immediately before the redemption (taking into account both redemptions by other holders of WTMA Common Stock and the shares of WTMA Common Stock to be issued pursuant to the Business Combination). Because the measurement of a U.S. holder’s percentage interest takes into account stock owned by certain other persons under the constructive ownership rules described above, it is possible for a U.S. holder’s percentage interest to increase after taking such constructive ownership rules into account, notwithstanding the redemption of such U.S. holder’s WTMA Common Stock.

There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of our capital stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our capital stock actually owned by the U.S. holder are redeemed, the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock of WTMA (including any stock constructively owned by the U.S. holder as a result of owning options or similar rights (including the WTMA Rights)). However, because the Redemption Rights do not apply to the WTMA Rights, a U.S. holder that holds WTMA Rights at the time of the redemption generally will not qualify for the complete termination of interest test described above.

The redemption of WTMA Common Stock will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in WTMA. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in WTMA will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption, including the application of the constructive ownership rules described above.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under “U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed WTMA Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in other stock constructively owned by it.

Gain or Loss on Redemption Treated as a Sale or Exchange of WTMA Common Stock.    If the redemption qualifies as a sale or exchange of WTMA Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of WTMA Common Stock. The amount realized is the sum of the amount of cash and the fair market value of any property received, and a U.S. holder’s adjusted tax basis in its WTMA Common Stock generally will equal the U.S. holder’s acquisition cost for such WTMA Common Stock. Stockholders who purchased our units (“WTMA Units”) are required to allocate the cost between the shares of WTMA Common Stock and WTMA Rights comprising the WTMA Units based on their relative fair market values at the time of the purchase. Gain or loss will be determined separately for each block of stock (generally, stock acquired at the same cost in a single transaction) redeemed.

Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the WTMA Common Stock so disposed of exceeds one year. It is unclear, however, whether the Redemption Rights with respect to WTMA Common Stock may suspend the running of the applicable holding period for this purpose. If the running of the holding period for WTMA Common Stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a redemption of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. U.S. holders should consult with their own tax advisors as to the potential for a suspension of the holding period in their WTMA Common Stock. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale or exchange of WTMA Common Stock, a U.S. holder will generally be treated as receiving a distribution from us. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in WTMA Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the WTMA Common Stock as described under “U.S. Holders — Gain or Loss on Redemption Treated as a Sale or Exchange of WTMA Common Stock” above.

Dividends WTMA pays to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. A corporate U.S. holder may also be subject to the “extraordinary dividend” provisions of Section 1059 of the Code. With certain exceptions (including, but not limited to, dividends (including constructive dividends paid pursuant to a redemption of WTMA Common Stock) treated as investment income for purposes of investment interest deduction limitations), and provided that certain holding period requirements are met, dividends received by a non-corporate U.S. holder may constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the Redemption Rights with respect to WTMA Common Stock described in this proxy statement/prospectus may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Information Reporting and Backup Withholding.    Because the determination as to whether a U.S. holder’s redemption of WTMA Common Stock is treated as a distribution will depend on a U.S. holder’s particular circumstances, and because whether such a distribution constitutes a dividend depends on WTMA’s then-current and accumulated earnings and profits, the applicable withholding agent may not be able to determine whether (or to what extent) a U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. An applicable withholding agent may report, on an applicable IRS Form 1099, some or all of the cash received by a U.S. holder pursuant to the redemption as dividend income unless the applicable withholding agent has established special procedures allowing U.S. holders to certify that they are not treated as receiving a dividend under the Section 302 tests described above. However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. A withholding agent’s treatment of amounts received pursuant to the redemption as a dividend for U.S. federal income tax purposes is not dispositive, and is not binding on the IRS or such U.S. holder.

In general, information reporting requirements will generally apply to dividends paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of WTMA Common Stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). If a U.S. holder does not provide us with the correct taxpayer identification number, the U.S. holder may be subject to penalties imposed by the IRS.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Non-U.S. Holders

Redemption of WTMA Common Stock.    In the event that a Non-U.S. holder elects to redeem its WTMA Common Stock pursuant to the redemption provisions described in the section entitled “Special Meeting of WTMA — Redemption Rights,” the characterization for U.S. federal income tax purposes of the redemption generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s WTMA Common Stock, as described under “U.S. Holders — Redemption of WTMA Common Stock” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under “Non-U.S. Holders — Gain on Redemption Treated as a Sale or Exchange of WTMA Common Stock” and “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution,” as applicable.

Gain on Redemption Treated as a Sale or Exchange of WTMA Common Stock.    A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized on a redemption treated as a sale of WTMA Common Stock unless:

•        the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

•        the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held WTMA Common Stock, and, in the case where shares of WTMA Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of WTMA Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of WTMA Common Stock. There can be no assurance that WTMA Common Stock will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States) provided that the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of shares of WTMA Common Stock will be subject to tax at generally applicable U.S. federal income tax rates and a U.S. federal withholding tax could apply. WTMA believes that it is not, and has not been at any time since its formation, a U.S. real property holding corporation. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale or exchange of WTMA Common Stock, a Non-U.S. holder will generally be treated as receiving a distribution subject to classification as dividend, return of tax basis or gain as described in “U.S. Holders — Taxation of Redemption Treated as a Distribution” above. In general, with respect to any distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on an IRS Form W-8BEN or W-8BEN-E or other applicable documentation). Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale or a distribution, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at the 30% rate (subject to reduction by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s WTMA Common Stock, unless (i) the applicable withholding agent has established special procedures allowing Non-U.S. holders to certify that they are exempt from such withholding tax and (ii) such Non-U.S. holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. holders are not treated as receiving a dividend under the Section 302 tests described above). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. holder, such Non-U.S. holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements. If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be exempt from the 30% U.S. federal withholding tax described above if such Non-U.S. holder furnishes to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to United States persons. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding.    Payments of dividends on WTMA Common Stock to a Non-U.S. holder will not be subject to backup withholding; provided that the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any payments of distributions on WTMA Common Stock paid to the Non-U.S. holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of WTMA Common Stock by a Non-U.S. holder within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of WTMA Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder’s U.S. federal income tax liability; provided that the required information is timely furnished to the IRS.

FATCA Withholding Taxes.    Sections 1471 to 1474 of the Code (such sections commonly referred to as “FATCA”) impose withholding of 30% on payments of dividends on WTMA Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interest in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisers regarding the effects of FATCA on a redemption of WTMA Common Stock.

Excise Tax Upon Redemption

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined.

HOLDERS OF WTMA COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS ARE ENCOURAGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF SUCH A REDEMPTION, INCLUDING THE EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

In connection with the IPO, $77,276,860 was initially placed in the trust account governed by the Trust Agreement. Pursuant to the provisions of our current Charter and the Trust Agreement, we have previously extended our Combination Period by twelve months, from September 30, 2022 to the current September 30, 2023. On March 24, 2023, in connection with the votes to approve the prior extensions, the holders of 4,097,964 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.38 per share, for an aggregate redemption amount of approximately $42.6 million, leaving approximately $37.8 million in the trust account, based on the approximately $80.2 million held in the trust account, as of March 22, 2023.

Reasons for the Trust Amendment

If a Business Combination is not consummated by September 30, 2023, the trust account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 50% or more of the shares of the common stock present or represented at the meeting.

While we are using our best efforts to complete a Business Combination as soon as practicable, our Board has determined that there is not sufficient time before September 30, 2023 to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extensions.

We are proposing to amend the Trust Agreement to extend the liquidation date from September 30, 2023 (21 months from the closing of the IPO) to up to June 30, 2024.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match up to June 30, 2024 if the Charter Amendment is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extensions.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

If the Trust Amendment is Not Approved

If the Trust Amendment is not approved by September 30, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our rights, which will expire worthless if the Company winds up.

If the Trust Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by up to June 30, 2024. We will then continue to work to consummate a Business Combination by up to June 30, 2024.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least of majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of August 11, 2023, with respect to the beneficial ownership of our common stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public rights included in our units or the private rights as these rights are not convertible or exercisable within 60 days of August 11, 2023.

In the table below, percentage ownership is based on 5,913,698 shares of our common stock, issued and outstanding as of August 11, 2023.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights as these rights are not exercisable within 60 days of the date of this Report.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Welsbach Acquisition Holdings LLC (our sponsor)(2)	2,192,212	37.1%
Daniel Mamadou(2)	2,192,212	37.1%
Christopher Clower(2)	2,192,212	37.1%
John Stanfield	5,000	* %
Dr. Ralph Welpe	12,500	* %
Emily King	12,500	* %
Matthew Mrozinski	12,500	* %
All officers and directors as a group (6 individuals)	2,234,712	37.8%

Other 5% Stockholders
Hudson Bay Capital Management LP(3)	750,000	12.7%
Polar Asset Management Partners Inc.(4)	837,800	14.2%
Ari Glass(5)	631,936	10.7%
Shaolin Capital Management LLC(6)	600,000	10.1%
Lighthouse Investment Partners, LLC(7)	571,370	9.7%
ATW SPAC Management LLC(8)	631,936	10.7%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o 160 S Craig Place, Lombard, Illinois 60148, and our telephone number is (519) 900-0242. On March 24, 2023, in connection with the votes to approve the prior extensions, the holders of 4,097,964 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.38 per share.

(2)      Welsbach Acquisition Holdings LLC is the record holder of the shares reported herein. Daniel Mamadou and Christopher Clower are the managing members of Welsbach Acquisition Holdings LLC. Each of Mr. Mamadou and Mr. Clower has voting and investment discretion with respect to the common stock held of record by Welsbach Acquisition Holdings LLC. Mr. Mamadou and Mr. Clower disclaim any beneficial ownership of the shares held by Welsbach Acquisition Holdings LLC, except to the extent of their pecuniary interest therein.

(3)      According to a Schedule 13G filed on February 10, 2023, Hudson Bay Capital Management LP and Sander Gerber acquired 750,000 shares of common stock. The business address for Sander Gerber and for Hudson Bay Capital Management LP is 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830.

(4)      According to a Schedule 13G/A filed on February 13, 2023, Polar Asset Management Partners Inc. holds 837,800 shares of common stock. The business address for the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)      According to a Schedule 13G filed on January 31, 2023, Boothbay Fund Management, LLC, Boothbay Absolute Return Strategies LP, and Ari Glass hold 631,936 shares of common stock. The securities are held by one or more private funds (the “Funds”), which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). Ari Glass is the Managing Member of the Adviser. Certain subadvisors (“Subadvisors”) have been delegated the authority to act on behalf of the Funds, including exclusive authority to vote and/or direct the disposition of certain securities held by the Fund, and such securities may be reported in regulatory filings made by such Subadvisors. The business address for each of the reporting persons is 140 East 45th Street, 14th Floor, New York, NY 10017.

(6)      According to a Schedule 13G filed on February 14, 2023, Shaolin Capital Management acquired 600,000 shares of common stock. The business address for Shaolin Capital Management LLC is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(7)      According to a Schedule 13G filed on February 14, 2023, Lighthouse Investment Partners, LLC, MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC have acquired 571,370 shares of common stock. The business address for Lighthouse Investment Partners, LLC is 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410.

(8)      According to a Schedule 13G/A filed on February 14, 2023, ATW SPAC Management LLC and Antonio Ruiz-Gimenez hold 631,936 shares of common stock. The shares are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such Units held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles (the “Funds”) managed by a Delaware limited liability company. Antonio Ruiz-Gimenez and Kerry Propper are the Managing Members of the Adviser. The business address for each of the reporting persons is 17 State Street, Suite 2100, New York, NY10004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

On June 25, 2021, the Sponsor purchased 1,437,500 shares (the “Founder Shares”) of our Class B common stock, par value $0.0001 for an aggregate price of $25,000. On October 13, 2021, we effected an exchange of each such Class B shares for 1.5 of our common stock, resulting in the Sponsor holding an aggregate of 2,156,250 Founder Shares. We no longer have Class B stock. Our founder holders forfeited 224,328 Founder Shares as the over-allotment option was not exercised in full by the underwriters.

The Founder Shares were placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, 50% of these shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the date of the consummation of a Business Combination and (ii) the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their common stock for cash, securities or other property.

On June 25, 2021, the Sponsor agreed to lend to us an aggregate of up to $300,000 to cover expenses related to our initial public offering pursuant to a promissory note. This loan was non-interest bearing and was payable at the consummation of our initial public offering. As of June 30, 2023 and December 31, 2022, the outstanding balance on the Note had been repaid in full, and borrowings under the promissory note are no longer available.

On December 31, 2021, the Sponsor funded $79,673 in excess of $3,475,000 aggregate purchase price of the Private Placement Units. On January 14, 2022, the Sponsor funded $179,463 in excess of the $45,540 aggregate purchase price of the Private Placement Units sold in conjunction with the exercise of the over-allotment option (for an aggregate of $259,136 in excess purchase price). As of June 30, 2023, an amount of $79,573 has been paid and the remaining $179,563 will be repaid from our operating account as soon as practicable.

Commencing on December 27, 2021, we entered into an agreement to pay the Sponsor $10,000 per month for the use of office space and administrative support services. For the three and six months ended June 30, 2023, $30,000 and $60,000 has been expensed related to the agreement. From December 27, 2021 until June 30, 2023, a total of $120,000 has been paid and the remaining $60,000 will be repaid from our operating account as soon as practicable.

Commencing on December 27, 2021, we have entered into an agreement to pay an entity affiliated with its Chief Financial Officer approximately $6,500 per quarter for accounting services. As of June 2023, there is no outstanding payable in connection with this agreement.

In order to finance transaction costs in connection with a business combination, certain of our officers and directors may, but are not obligated to, lend to us such funds as may be required (the “Working Capital Loans”). If we complete a business combination, including the Business Combination, we would repay the Working Capital Loans out of the proceeds of the trust account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. In the event that a business combination does not close, we may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into units of the post business combination entity at a price of $10.00 per unit. These units would be identical to the Private Placement Units. As of June 30, 2023, there were no Working Capital Loans outstanding.

On September 30, 2022, the Company issued a promissory note in the principal amount of $772,769 to the Sponsor in connection with the the extension of period of time for WTMA to complete a business combination (“Promissory Note”). The Promissory Note bears no interest and shall be payable upon the earlier to occur of (i) upon consummation of the Company’s initial business combination out of the proceeds of the Trust Account released to the Company’s or (ii) at the Sponsor’s discretion, converted, in full or in part, upon consummation of the Company’s business combination into additional private units at a price of $10.00 per unit (the “Conversion”).

On December 30, 2022, the Company issued a promissory note in the principal amount of $772,769 to the Sponsor in connection with the the extension of period of time for WTMA to complete a business combination. The Promissory Note bears no interest and shall be payable upon the earlier to occur of (i) upon consummation of the Company’s initial business combination out of the proceeds of the Trust Account released to the Company’s or (ii) at the Sponsor’s discretion, converted, in full or in part, upon consummation of the Company’s business combination into additional private units at a price of $10.00 per unit (the “Conversion”).

On March 30, 2023, April 30, 2023, May 30, 2023 and June 30, 2023, the Company issued four promissory notes to the Sponsor in connection with the extension of period of time for WTMA to complete a business combination in the principal amount of $125,000 for each note. The Promissory Notes bears no interest and shall be payable upon the earlier to occur of (i) upon consummation of the Company’s initial business combination out of the proceeds of the Trust Account released to the Company’s or (ii) at the Sponsor’s discretion, converted, in full or in part, upon consummation of the Company’s business combination into additional private units at a price of $10.00 per unit (the “Conversion”).

If any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity, subject to their fiduciary duties under Delaware law. We may, at our option, pursue an affiliated joint acquisition opportunity with an entity to which an officer or director has a fiduciary or contractual obligation.

After the closing of the Business Combination, members of our management team who remain with the combined company, if any, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to its stockholders, to the extent then known, in the proxy solicitation or tender off materials, as applicable, furnished to its stockholders.

No compensation of any kind, including finder’s and consulting fees, will be paid to the Sponsor, officers and directors, or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. In no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

Director Independence

Nasdaq listing standards require that within one year of the listing of our securities on the Nasdaq Global Market we have at least three independent directors and that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Ms. King, Dr. Welpe and Mr. Mrozinski are each an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related-party transactions must be approved by our audit committee and a majority of disinterested directors.

STOCKHOLDER PROPOSALS

If the Extension is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the opening of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. The date of our 2024 annual meeting is expected to be the special meeting to approve the Business Combination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing the Company, at 160 S Craig Place, Lombard, Illinois 60148, telephone number: (217) 615-1216, email: chris@welsbach.sg; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call the at (217) 615-1216.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Welsbach Technology Metals Acquisitions Corp., 160 S Craig Place, Lombard, Illinois 60148, Attention: Daniel Mamadou, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than five business days prior to the special meeting.

ANNEX A

PROPOSED FORM OF
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WELSBACH TECHNOLOGY METALS ACQUISITIONS CORP.

[•], 2023

Welsbach Technology Metals Acquisitions Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.   The name of the Corporation is “Welsbach Technology Metals Acquisitions Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 27, 2021. The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 27, 2021.

2.    This Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) amends the Amended and Restated Certificate.

3.    This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.    The text of Article Fifth, paragraph E is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by (A) September 30, 2023, or (B) June 30, 2024 if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with paragraph G below and with the terms of the Trust Agreement (in any case, such date being referred to as the “Liquidation Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding.”

5.    The text of Article Fifth, paragraph G is hereby amended and restated to read in full as follows:

“G. In the event that the Corporation does not consummate a Business Combination by September 30, 2023 (the “Current Termination Date”), the Corporation may, by resolution of the Board if requested by the Corporation’s insiders or their affiliates, who may make such request but are not obligated to, extend the period of time to consummate a Business Combination by such amount of time as the Board determines at each extension, up to nine (9) additional months (or up to June 30, 2024) (as so extended, the Final Termination Date, and together with the Current Termination Date, the “Termination Date”).”

Annex A-1

IN WITNESS WHEREOF, Welsbach Technology Metals Acquisitions Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

WELSBACH TECHNOLOGY METALS ACQUISITIONS CORP.

By:
Name: Daniel Mamadou
Title: Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED TRUST AMENDMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2023, by and between Welsbach Technology Metals Acquisitions Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated December 27, 2021, by and between the parties hereto, as previously amended on March 28, 2023 (the “Trust Agreement”).

WHEREAS, a total of $77,276,860 was placed in the Trust Account from the IPO and sale of private rights;

WHEREAS, Section 7(c) of the Trust Agreement provides the Trust Agreement may only be amended with the approval of the holders of 50% or more of the shares of Common Stock represented at the special meeting (the “Consent of the Stockholders”) provided that all Public Stockholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.00 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) in connection with any such amendment) (the “Redemption Right”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment and provided the Redemption Right; and

WHEREAS, each of the Company, the Underwriters and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Amendments to Trust Agreement.

(a)    The Section 1 (i) of the Trust Agreement is hereby amended and restated as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (i) September 30, 2023 (“Closing”), or (ii) in the event that the Company extended the time to complete the Business Combination for up to nine additional months up to June 30, 2024, but has not completed the Business Combination within such period (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

2.    Miscellaneous Provisions.

2.1.    Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.    Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.    Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Annex B-1

2.4.    Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.    Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.    Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

WELSBACH TECHNOLOGY METALS ACQUISITIONS CORP.

By:
Name: Daniel Mamadou
Title: Chief Executive Officer

CHARDAN CAPITAL MARKETS, LLC,
AS THE REPRESENTATIVE OF THE UNDERWRITERS IN THE IPO

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
AS TRUSTEE

By:
Name:
Title:

Annex B-3

PRELIMINARY COPY – SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet –QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail WELSBACH TECHNOLOGY METALS ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11 :59 p.m., Eastern Time, on September 27, 2023. INTERNET – www.cstproxyvote.com Vote at the Meeting – https://www.cstproxy.com/wtmau/2023 MAIL – Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend: Mark. sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED FOR THE SPECIAL MEETING OF STOCKHOLDERS OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WELSBACH TECHNOLOGY METALS ACQUISITION CORP. The undersigned hereby appoints Daniel Mamadou, Christopher Clower or the Chairperson of the special meeting (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting (the “special meeting”) of stockholders of Welsbach Technology Metals Acquisition Corp. (“WTMA”) to be held on September 28, 2023 at 10:00 a.m., Eastern Time, virtually by means of the internet at https://www.cstproxy.com/wtmau/2023 and at any adjournments and/or postponements thereof. The Shares shall be voted as indicated with respect to the proposals listed below hereof and in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement/prospectus and revokes all prior proxies for said meeting. The special meeting can be accessed by visiting https://www.cstproxy.com/wtmaul2023, where the undersigned will be able to Iisten to the meeting live and vote during the meeting. Additionally, the undersigned has the option to listen only to the special meeting by dialing 1 800-450-7155 (toll-free within the U.S. and Canada) or; +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 6725803#, but please note that the undersigned cannot vote or ask questions it the undersigned chooses to participate telephonically. Please note that the undersigned will only be able to access the special meeting by means of remote communication. The undersigned will need the control number located on this proxy card to join the special meeting via the virtual meeting platform. If there is no control number altached to this proxy card or there are any questions regarding the special meeting and how to access it, please contact the Continental Stock Transfer & Trust Company, the Transfer Agent. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WiLL BE VOTED “FOR” EACH OF PROPOSAL NOS. 1, 2 and 3. To ATTEND THE VIRTUAL MEETING, YOU MUST HAVE THE CONTROL NUMBER TH:AT IS LOCATEID ON THE REVERSE SIDE OF THIS FORM. PLEASE MARK, SIGN, DATE Fled RETURN THE PROXY CARD PROMPTLY. (Continued, and to be marked, dated and signed, on the other side)

The notice and proxy statement/prospectus are available at https://www.cstproxy.com/wtmau/2023. The proxy statement/prospectus contains important information regarding each of the proposals listed below. You are encouraged to read the proxy statement/prospectus carefully. PROXY CARD WELSBACH TECHNOLOGY METALS ACQUISITION CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2 and 3. Please mark your votes like this FOR AGAINST ABSTAIN (the “charter”) to allow us to extend (the “Extension”) the date by which we have to consummate a business combination (the “Combination Period”) for up to an additional nine months, from September 30, 2023 (the date which is 24 months from the closing date of our initial public offering of our units (the “IPO”)) to up to June 30, 2024 Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated December 27, 2021, by and between Continental Stock Transfer & Trust Company and Welsbach Technology Metals (the “Trust Agreement”), allowing us to extend the Combination Period for up to an additional nine months, from September 30, 2023 to up to June 30, 2024 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for each additional one month extension in exchange for an Extension Note; Proposal No. 3 - The Adjournment Proposal – a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal CONTROL NUMBER Signature Signature, if held jointly Date 2023 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.